Exhibit 99.1

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


The undersigned hereby certifies that, to his or her knowledge, (i) the Form 10-QSB filed by Four Oaks Fincorp, Inc. (the "Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on the dates and for the periods presented therein.

                                 FOUR OAKS FINCORP, INC.


Date:  May 13, 2003              By:   /s/ Ayden R. Lee, Jr.
                                       -----------------------------------------
                                       Ayden R. Lee, Jr.
                                       President and Chief Executive Officer



Date:  May 13, 2003              By:   /s/ Nancy S. Wise
                                       -----------------------------------------
                                       Nancy S. Wise
                                       Senior Vice President and
                                       Chief Financial Officer